                                                                     EXHIBIT 4.5

                                    [LOGO]

TELE-COMMUNICATIONS, INC.                              TELE-COMMUNICATIONS, INC.
 SERIES A LIBERTY MEDIA                                 SERIES A LIBERTY MEDIA
  GROUP COMMON STOCK                                     GROUP COMMON STOCK

        NUMBER                                                 SHARES



                           TELE-COMMUNICATIONS, INC.



               INCORPORATED UNDER THE LAWS OF          CUSIP  87924V  50  7
               THE STATE OF DELAWARE



                   SERIES A LIBERTY MEDIA GROUP COMMON STOCK



     This certifies that ______________



     is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A LIBERTY MEDIA GROUP COMMON STOCK OF THE PAR VALUE OF $1 PER SHARE OF

     -------------------------TELE-COMMUNICATIONS, INC.-------------------------
     (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:
          Stephen M. Brent                    John C. Malone
          Secretary                           President



                                    [SEAL]

                                COUNTERSIGNED:
                                                                 TRANSFER AGENT
                                     THE BANK OF NEW YORK        AND REGISTRAR
                                BY          (New York)

                                                       Authorized Signature

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM-  as tenants in common                UNIF GIFT MIN ACT- _________________custodian_______________
    TEN ENT-  as tenants by the entireties                                (Cust)                   (Minor)
    JT TEN-  as joint tenants with right of
             survivorship and not as tenants           under Uniform Gifts to Minors
             in common                                 Act__________________________________________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list


     For Value received, _________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

[                                 ]
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________



          X
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          X
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          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
          NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:



By

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.